Share-Based Payments - Data Related to All Stock Option Activity (Detail) (Stock Options [Member], USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Year	Dec. 31, 2010 Year	Dec. 31, 2009 Year
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted-average grant date fair value per stock option	$ 3.15	$ 3.25	$ 3.30
Aggregate intrinsic value on exercise	$ 32	$ 5	$ 2
Cash received upon exercise	153	16	7
Tax benefits realized related to exercise	10	1	1
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$ 177	$ 178	$ 147
Weighted-average period over which stock option compensation cost is expected to be recognized (years)	1.3	1.3	1.2